                                                                    Exhibit 32.2

                  CERTIFICATION OF CHIEF FINANCIAL OFFICER (1)

Pursuant  to  18  U.S.C.  Section  1350,  as  created  by  Section  906  of  the
Sarbanes-Oxley  Act of  2002,  the  following  certification  is  being  made to accompany  Catskill  Litigation  Trust's Quarterly Report on Form 10-QSB for the
period ended June 30, 2005;

In connection  with the Quarterly  Report of Catskill  Litigation  Trust on Form
10-QSB for the  period  ended June 30,  2005 as filed  with the  Securities  and
Exchange Commission on the date hereof (the "Report"), I, Paul A. deBary, Acting
Chief Financial Officer of the Catskill Litigation Trust,  certify,  pursuant to
18 U.S.C. ss. 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of
2002 that to my knowledge:

       (1)  The Report fully complies with the  requirements of Section 13(a) or
            Section  15(d),  as applicable,  of the  Securities  Exchange Act of
            1934, as amended; and

       (2)  The  information  contained in the Report  fairly  presents,  in all material respects, the financial condition and results of operations of the Catskill Litigation Trust.

                                           /s/ Paul A. deBary
                                           -------------------------------------
                                           Name:   Paul A. deBary
                                           Title:  Acting Chief Financial Officer
                                           Date:   August 15, 2005

       (1)  A signed original of this written statement  required by Section 906 has been provided to Catskill  Litigation Trust and will be retained by Catskill  Litigation  Trust and furnished to the  Securities  and
            Exchange Commission or its staff upon request.

            The foregoing certification is being furnished solely pursuant to 18
            U.S.C.  Section 1350 and is not being filed as part of the Report or as a separate disclosure document.